                                                                    EXHIBIT 20.2

                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                      FIRST UNION NATIONAL BANK OF GEORGIA

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------


      The information which is required to be prepared with respect to the distribution date of December 20, 1996 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution (Stated on the
      ---------------------------------------------------------------------
      basis of $1,000 Original Certificate Principal Amount)
      ------------------------------------------------------

      1   The amount of the current monthly distribution in
          respect of Class A Monthly Principal. . . . . . . . . . . . .                    0.00
                                                                              ------------------
      2   The amount of the current monthly distribution in
          respect of Class B Monthly Principal. . . . . . . . . . . . .                    0.00
                                                                              ------------------

      3   The amount of the current monthly distribution in
          respect of Collateral Monthly Principal. . . . . . . . . . .                     0.00
                                                                              ------------------

      4   The amount of the current monthly distribution in
          respect of Class A Monthly Interest. . . . . . . . . . . . .             1,371,250.00
                                                                              ------------------

      5   The amount of the current monthly distribution in
          respect of Class A Deficiency Amounts. . . . . . . . . . . .                     0.00
                                                                              ------------------

      6   The amount of the current monthly distribution in
          respect of Class A Additional Interest. . . . . . . . . . . .                    0.00
                                                                              ------------------

      7   The amount of the current monthly distribution in
          respect of Class B Monthly Interest . . . . . . . . . . . . .              114,854.83
                                                                              ------------------

      8   The amount of the current monthly distribution in
          respect of Class B Deficiency Amounts . . . . . . . . . . . .                    0.00
                                                                              ------------------

      9   The amount of the current monthly distribution in
          respect of Class B Additional Interest. . . . . . . . . . . .                    0.00
                                                                              ------------------

                                      1
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
      10  The amount of the current monthly distribution in
          respect of Collateral Monthly Interest. . . . . . . . . . . .              147,012.48
                                                                              ------------------

      11  The amount of the current monthly distribution in
          respect of any accrued and unpaid Collateral
          Monthly Interest. . . . . . . . . . . . . . . . . . . . . . .                    0.00
                                                                              ------------------

B.    Information Regarding the Performance of the Trust
      --------------------------------------------------

      1   Collection of Principal Receivables
          -----------------------------------

          (a) The aggregate amount of Principal Collections
              processed during the related Monthly Period
              which were allocated in respect of the
              Class A Certificates. . . . . . . . . . . . . . . . . . . .         22,106,631.42
                                                                              ------------------

          (b) The aggregate amount of Principal Collections
              processed during the related Monthly Period
              which were allocated in respect of the
              Class B Certificates. . . . . . . . . . . . . . . . . . . .          1,808,764.58
                                                                              ------------------

          (c) The aggregate amount of Principal Collections
              processed during the related Monthly Period
              which were allocated in respect of the
              Collateral Interest. . . . . . . . . . .. . . . . . . . . .          2,880,565.92
                                                                              ------------------

      2   Principal Receivables in the Trust
          ----------------------------------

          (a) The aggregate amount of Principal
              Receivables in the Trust as of the end of the
              day on the last day of the related Monthly
              Period (ending Principal balance). . . . . . . . . . . . .       3,188,611,628.67
                                                                              ------------------


          (b) The amount of Principal Receivables in the
              Trust represented by the Investor Interest of
              Series 1996-2 as of the end of the day on the
              last day of the related Monthly Period. . . . . . . . . .          363,636,975.00
                                                                              ------------------

          (c) The amount of Principal Receivables in the
              Trust represented by the Series 1996-2
              Adjusted Investor Interest as of the end of the
              day on the last day of the related Monthly
              Period. .. . . . . . . . . . . . . . . . . . . . . . . . .         363,636,975.00
                                                                              ------------------


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
          (d) The amount of Principal Receivables in the
              Trust represented by the Class A Investor
              Interest as of the end of the day on the last
              day of the related Monthly Period . . . . . . . . . . . . .        300,000,000.00
                                                                              ------------------

          (e) The amount of Principal Receivables in the
              Trust represented by the Class A Adjusted
              Investor Interest as of the end of day on the
              last day of the related Monthly Period . . . . . . . . . .         300,000,000.00
                                                                              ------------------

          (f) The amount of Principal Receivables in the
              Trust represented by the Class B Investor
              Interest as of the end of the day on the last
              day of the related Monthly Period . . . . . . . . . . . . .         24,546,000.00
                                                                              ------------------

          (g) The amount of Principal Receivables in the
              Trust represented by the Collateral Interest as
              of the end of the day on the last day of the
              related Monthly Period. . . . . . . . . . . . . . . . . . .         39,090,975.00
                                                                              ------------------

          (h) The Floating Investor Percentage with respect
              to the related Monthly Period. . . . . . . . . . . . . . .                 11.28%
                                                                              ------------------

          (i) The Class A Floating Allocation with respect
              to the related Monthly Period. . . . . . . . . . . . . . .                  9.31%
                                                                              ------------------

          (j) The Class B Floating Allocation with respect
              to the related Monthly Period. . . . . . . . . . . . . . .                  0.76%
                                                                              ------------------

          (k) The Collateral Floating Allocation with respect
              to the related Monthly Period. . . . . . . . . . . . . . .                  1.21%
                                                                              ------------------

          (l) The Fixed Investor Percentage with respect to
              the related Monthly Period. . . . . . . . . . . . . . . . .          N/A
                                                                              ------------------

          (m) The Class A Fixed Allocation with respect to
              the related Monthly Period. . . . . . . . . . . . . . . . .          N/A
                                                                              ------------------

          (n) The Class B Fixed Allocation with respect to
              the related Monthly Period. . . . . . . . . . . . . . . . .          N/A
                                                                              ------------------

          (o) The Collateral Fixed Allocation with respect to                      N/A
              the related Monthly Period. . . . . . . . . . . . . . . . .     ------------------


      3   Rebate Accounts
          ---------------

          The aggregate amount of                                       Aggregate                 Percentage of
          Principal Receivables arising in                               Account                      Total
          Rebate Accounts with respect                                   Balance                   Receivables
          to the related Monthly Account                                 -------                   -----------
          Receivables                                                 131,289,563.98                   4.05%
                                                                   -------------------------------------------
      4   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                     Aggregate                 Percentage of
                                                                      Account                      Total
                                                                      Balance                   Receivables
                                                                      -------                   -----------
          (a) 35 - 64 days:. . . . . . . . . .                     70,909,848.44                   2.19%
                                                              -------------------------------------------
          (b) 65 - 94 days: . . . . . . . . . .                    39,917,298.25                   1.23%
                                                              -------------------------------------------
          (c) 95 - 124 days:. . . . . . . . . .                    29,844,415.61                   0.92%
                                                              -------------------------------------------
          (d) 125 - 154 days: . . . . . . . . .                    23,591,593.26                   0.73%
                                                              -------------------------------------------
          (e) 155 - or more days days:. . . . .                    31,786,550.58                   0.98%
                                                              -------------------------------------------
                       Total                                      196,049,706.14                   6.05%
                                                              -------------------------------------------

      5   Investor Default Amount
          -----------------------

          (a) The Aggregate Investor Default Amount for
              the related Monthly Period. . . . . . . . . . . . . . . . . . .      2,122,792.86
                                                                              ------------------

          (b) The Class A Investor Default Amount for
              the related Monthly Period. . . . . . . . . . . . . . . . . . .      1,751,301.17
                                                                              ------------------

          (c) The Class B Investor Default Amount for
              the related Monthly Period. . . . . . . . . . . . . . . . . . .        143,291.46
                                                                              ------------------

          (d) The Collateral Default Amount for
              the related Monthly Period. . . . . . . . . . . . . . . . . . .        228,200.23
                                                                              ------------------

      6   Investor Charge Offs
          --------------------

          (a) The aggregate amount of Class A Investor
              Charge Offs for the related Monthly Period. . . . . . . . . . .              0.00
                                                                              ------------------

          (b) The aggregate amount of Class A Investor
              Charge Offs set forth in 5(a) above per $1,000
              of original certificate principal amount. . . . . . . . . . . .              0.00
                                                                              ------------------

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

          (c) The aggregate amount of Class B Investor
              Charge Offs for the related Monthly Period. . . . . . . . . . .              0.00
                                                                              ------------------

          (d) The aggregate amount of Class B Investor
              Charge Offs set forth in 5(c) above per $1,000
              of original certificate principal amount. . . . . . . . . . . .              0.00
                                                                              ------------------

          (e) The aggregate amount of Collateral
              Charge Offs for the related Monthly Period. . . . . . . . . . .              0.00
                                                                              ------------------

          (f) The aggregate amount of Class A Investor
              Charge Offs reimbursed on the Transfer Date
              immediately preceding this Distribution Date. . . . . . . . . .              0.00
                                                                              ------------------

          (g) The aggregate amount of Class A Investor
              Charge Offs set forth in 5(g) above per $1,000
              original certificate principal amount reimbursed
              on the Transfer Date immediately preceding
              this Distribution Date. . . . . . . . . . . . . . . . . . . . .              0.00
                                                                              ------------------

          (h) The aggregate amount of Class B Investor
              Charge Offs reimbursed on the Transfer
              Date immediately preceding this Distribution
              Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                              ------------------

          (i) The aggregate amount of Class B Investor
              Charge Offs set forth in 5(i) above per $1,000
              original certificate principal amount
              reimbursed on the Transfer Date
              immediately preceding this Distribution Date. . . . . . . . . .              0.00
                                                                              ------------------

          (j) The aggregate amount of Collateral Charge
              Offs reimbursed on the Transfer Date
              immediately preceding this Distribution Date . . . . . . . . .               0.00
                                                                              ------------------

      7   Investor Servicing Fee
          ----------------------

          (a) The amount of the Class A Servicing Fee
              payable by the Trust to the Servicer for the
              related Monthly Period. . . . . . . . . . . . . . . . . . . . .        312,500.00
                                                                              ------------------

          (b) The amount of the Class B Servicing Fee
              payable by the Trust to the Servicer for the
              related Monthly Period. . . . . . . . . . . . . . . . . . . . .         25,568.75
                                                                              ------------------

          (c) The amount of the Collateral Servicing Fee
              payable by the Trust to the Servicer for the
              related Monthly Period. . . . . . . . . . . . . . . . . . . . .         40,719.77
                                                                              ------------------


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
          (d) the amount of Servicer Interchange payable
              by the Trust to the Servicer for the related
              Monthly Period. . . . . . . . . . . . . . . . . . . . . . . . .        227,273.11
                                                                              ------------------

      8   Reallocations
          -------------

          (a) The amount of Reallocated Collateral
              Principal Collections with respect to this
              Distribution Date. . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                              ------------------

          (b) The amount of Reallocated Class B
              Principal Collections with respect to this
              Distribution Date. . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                              ------------------

          (c) The Collateral Interest as of the close of
              business on this Distribution Date. . . . . . . . . . . . . .       39,090,975.00
                                                                              ------------------

          (d) The Class B Investor Interest as of the close of
              business on this Distribution Date. . . . . . . . . . . . . .       24,546,000.00
                                                                              ------------------

      9   Collection of Finance Charge Receivables
          ----------------------------------------

          (a) The aggregate amount of Collections of
              Finance Charge Receivables processed
              during the related Monthly Period which were
              allocated in respect of the Class A Certificates. . . . . . . . .    3,562,682.14
                                                                              ------------------

          (b) The aggregate amount of Collections of
              Finance Charge Receivables processed
              during the related Monthly Period which were
              allocated in respect of the Class B Certificates. . . . . . . . .      291,498.65
                                                                              ------------------

          (c) The aggregate amount of Collections of
              Finance Charge Receivable processed
              during the related Monthly Period which were
              allocated in respect of the Collateral Interest. . . . . . . . .       464,229.06
                                                                              ------------------

      10  Principal Funding Account
          -------------------------

          (a) The principal amount on deposit in the
              Principal Funding Account on the related
              Transfer Date. . . . . . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                              ------------------

          (b) The Accumulation Shortfall with respect to
              the related Monthly Period . . . . . . . . . . . . . . . . . . .             0.00
                                                                              ------------------

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
          (c) The Principal Funding Investment Proceeds
              deposited in the Finance Charge Account on
              the related Transfer Date . . . . . . . . . . . . . . . . . . .              0.00
                                                                              ------------------

          (d) The amount of all or the portion of the
              Reserve Draw Amount deposited in the
              Finance Charge Account on the related
              Transfer date from the Reserve Account. . . . . . . . . . . . .              0.00
                                                                              ------------------

      11  Reserve Draw Amount . . . . . . . . . . . . . . . . . . . . . . . .              0.00
          -------------------                                                 ------------------

      12  Available Funds
          ---------------

          (a) The amount of Class A Available Funds on
              deposit in the Finance Charge Account on
              the related Transfer Date . . . . . . . . . . . . . . . . . . .      3,562,682.14
                                                                              ------------------

          (b) The amount of Class B Available Funds on
              deposit in the Finance charge Account on
              the related Transfer Date . . . . . . . . . . . . . . . . . . .        291,498.65
                                                                              ------------------

          (c) The amount of Collateral Available Funds on
              deposit in the Finance Charge Account on
              the related Transfer Date . . . . . . . . . . . . . . . . . . .        464,229.06
                                                                              ------------------

      13  Portfolio Yield
          ---------------

          (a) The Portfolio Yield for the related Monthly
              Period. . . . . . . . . . . . . . . . . . . .  . . . . . . . . .            8.00%
                                                                              ------------------

          (b) The Portfolio Adjusted Yield for the related
              Monthly Period . . . . . . . . . . . . . . . . . . . . . . . . .            0.94%
                                                                              ------------------

C.    Floating Rate Determinations
      ----------------------------

      1   LIBOR for the Interest Period ending on this
          Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . .          5.37500%
                                                                              ------------------

      2   Number of days in this interest period. . . . . . . . . . . . . . .                30
                                                                              ------------------

      3   Interest Factor. . . . . . . . . . . . . . . . . . . . . . . . . . .         0.53893%
                                                                              ------------------

D.    CUSIP Numbers
      -------------

      1   Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        337365AC4
                                                                              ------------------

      2   Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        337365AD2
                                                                              ------------------


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



                                           FIRST UNION NATIONAL BANK OF
                                           GEORGIA,
                                           Servicer



                                           By:  JAMES H. GILBRAITH II
                                           ----------------------------------

                                           James H. Gilbraith II
                                           Vice President and Managing Director
                                           First Union National Bank of Georgia




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